                                                                    Exhibit 3(l)

                              CERTIFICATE OF TRUST
                                       OF
                        SAFETY FIRST TRUST SERIES 2006-3

      THIS Certificate of Trust of Safety First Trust Series 2006-3 (the "TRUST"), dated as of June 21, 2006, is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. Section 3801 et seq. (the "ACT").

      1. The name of the statutory trust being formed hereby is SAFETY FIRST TRUST SERIES 2006-3.

      2. The name and business address of the trustee of the Trust with its principal place of business in the State of Delaware is as follows:

            U.S. Bank Trust National Association
            300 East Delaware Avenue, 8th Floor
            Wilmington, DE 19801
            Attn: Jason Concavage
            Tel.: (302) 552-3103
            Fax: (302) 552-3129

      3. This Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.

                            [Signature page follows]

Certificate of Trust of
Safety First Trust Series 2006-3

      IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                      /s/ Scott Freidenrich
                                      --------------------------------------
                                      Scott Freidenrich, as Regular Trustee

                                      /s/ Geoffrey S. Richards
                                      -----------------------------------------
                                      Geoffrey S. Richards, as Regular Trustee

                                      /s/ Cliff Verron
                                      --------------------------------------
                                      Cliff Verron, as Regular Trustee

                                      U.S. BANK TRUST NATIONAL
                                        ASSOCIATION, as Delaware Trustee

                                      By: /s/ Marlene J. Fahey
                                          ----------------------------------
                                          Name:  Marlene J. Fahey
                                          Title: Vice President

Certificate of Trust of
Safety First Trust Series 2006-3